UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2009

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On September 10, 2009, M-tron Industries, Inc. (“Mtron”) and Piezo Technology Inc. (“Piezo”, and together with Mtron, “MtronPTI”), each a wholly owned subsidiary of The LGL Group, Inc. (the “Company”), entered into an Amended & Restated Term Note (the “Revised Term Note”) and an Amended & Restated Revolving Note (the “Revised Revolving Note”) for the benefit of First National Bank of Omaha, a national banking association (“FNBO”).  Forms of the Revised Term Note and Revised Revolving Note are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

The Revised Term Note and the Revised Revolving Note amended and restated the original term note and revolving note entered into in connection with that certain Amended and Restated Loan Agreement, dated as of August 18, 2009, by and between MtronPTI and FNBO, which provided MtronPTI with a term loan (the “Term Loan”) and a revolving credit facility (the “Revolving Loan”).  The Revised Term Note, among other things, (a) changed the general interest rate on the Term Loan from (i) the greater of the National Prime Rate plus 50 basis points, or 4.50%, to (ii) 2.10% plus 30-day LIBOR, (b) changed the interest rate to be applied to the unpaid principal balance on the Term Loan after its termination or acceleration to 6.00% plus the general interest rate, and (c) added a schedule for the repayment of principal and interest.  The Revised Revolving Note, among other things, changed the interest rate to be applied to the unpaid principal balance on the Revolving Loan after its termination or acceleration to 6.00% plus the general interest rate on the Revolving Loan, 4.75% plus 30-day LIBOR.

The foregoing descriptions of the Revised Term Note and the Revised Revolving Note are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
10.1	Form of Amended & Restated Term Note by M-tron Industries, Inc. and Piezo Technology, Inc. for the benefit of First National Bank of Omaha.
10.2	Form of Amended & Restated Revolving Note by M-tron Industries, Inc. and Piezo Technology, Inc. for the benefit of First National Bank of Omaha.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2009	THE LGL GROUP, INC.

	By:	/s/ Harold D. Castle
		Name:	Harold D. Castle
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amended & Restated Term Note by M-tron Industries, Inc. and Piezo Technology, Inc. for the benefit of First National Bank of Omaha.
10.2	Form of Amended & Restated Revolving Note by M-tron Industries, Inc. and Piezo Technology, Inc. for the benefit of First National Bank of Omaha.